UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21034

                       SANFORD C. BERNSTEIN FUND II, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2006

                  Date of reporting period: September 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

                     --------------------------------------
                       SANFORD C. BERNSTEIN FUND II, INC.
                 INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
                     --------------------------------------

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2006

--------------------------------------------------------------------------------
Table of Contents

Portfolio Manager Commentary ...............................................   1

Historical Performance .....................................................   3

Mountain Chart .............................................................   4

Fund Expenses ..............................................................   5

Portfolio Summary ..........................................................   6

Schedule of Investments ....................................................   7

Statement of Assets and Liabilities ........................................  15

Statement of Operations ....................................................  16

Statement of Changes in Net Assets .........................................  17

Financial Highlights .......................................................  18

Notes to Financial Statements ..............................................  19

Report of Independent Registered Public Accounting Firm ....................  28

--------------------------------------------------------------------------------

Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund's prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on "Prospectuses" at the bottom of any screen or by calling your financial adviser or by calling Bernstein's mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on "Updated Fund Performance" at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

--------------------------------------------------------------------------------

                                   ---------------------------------------
      Investment Products Offered: o Are Not FDIC Insured o May Lose Value
                                   o Are Not Bank Guaranteed
                                   ---------------------------------------

--------------------------------------------------------------------------------
Portfolio Manager Commentary

To Our Shareholders-- November 6, 2006

This report provides management's discussion of fund performance for the one portfolio of the Sanford C. Bernstein Fund II, Inc. for the annual reporting period ended September 30, 2006.

Bernstein Intermediate Duration Institutional Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate-to-high rate of current income. Under normal circumstances, the Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by nationally recognized statistical rating organizations ("NRSROs"). The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may also invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by NRSROs (commonly known as "junk bonds") and may invest up to 5% of its total assets in fixed-income securities rated CCC. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 4 shows performance for the Bernstein Intermediate Duration Institutional Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2006.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended September 30, 2006. The Portfolio's defensive shorter duration positioning detracted from performance during the latter half of the six-month period, as U.S. interest rates fell sharply in the third quarter and bond market returns rallied. During the six-month period, an underweight position in long corporate securities contributed positively to performance.

The Portfolio's shorter-than-benchmark duration was a positive factor for the annual period, as interest rates along the yield curve rose for most of the year. Exposure to hedged non-U.S. government holdings was also a positive contributor for the year, as was the modest exposure to high yield and emerging market debt. Additionally, the Portfolio's overweight position in mortgages and commercial mortgage-backed securities (CMBS) also contributed positively to performance for both periods under review.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak in the first three quarters of the annual period, buffeted by higher interest rates and continued Federal Reserve ("Fed") rate increases. The final three months of the period, however, saw a broad-based rally in both the fixed-income and equity markets as the economy slowed, oil prices declined and the Fed ended its interest rate hike cycle. The Fed raised official rates 150 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose as the Fed raised rates with the 10-year yield gaining 30 basis points to end the period at 4.63%. The Treasury yield curve remained flat with the yield spread between the two- and 30-year at only 8 basis points.

By index sector, mortgages and asset-backed securities led with each posting returns of 4.19% and 4.16%, respectively, according to Lehman Brothers. Mortgages benefited from relatively low volatility and muted prepayment risk, while asset-backed securities were underpinned by strong technical demand. CMBS returned 4.06% for the period, helped by improving delinquency trends. Investment-grade corporates posted the weakest returns among U.S. bond sectors, returning 3.35%, as solid fundamentals were offset by increasing event risk.

Non-U.S. government bonds fared much better than U.S. Treasuries as most central banks outside of the U.S. held off raising interest rates through much of the period. Global Treasuries (ex-U.S.) hedged into U.S. dollars posted an average return of 3.43%. Non-U.S. holdings included Japan, which returned 4.92%, Sweden at 2.72%, Mexico at 7.92% and Poland at 3.19%, most of which substantially outperformed U.S. Treasuries on a hedged basis, according to Lehman Brothers.


              (Portfolio Manager Commentary continued on next page)
--------------------------------------------------------------------------------
                                                           2006 Annual Report  1

--------------------------------------------------------------------------------
Portfolio Manager Commentary (continued)

During the annual period, the Portfolio held a shorter-than-benchmark duration and an underweight position in U.S. government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. Additionally, corporate exposure was reduced to a below-benchmark position due to historically tight spreads, a flat yield curve and increased event risk. An underweight position in longer maturity corporates was also maintained; these securities are inherently more vulnerable to event risk. As U.S. interest rates trended higher, hedged non-U.S. government bonds were employed which offered an attractive yield over domestic bonds. As such, positions were held in several countries including Japan, Mexico, Poland, Sweden and Norway.


--------------------------------------------------------------------------------
2  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 4 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on "Updated Fund Performance" at the bottom of any screen.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives, policies, charges, expenses and risks. For a copy of the Fund's prospectus, which contains this and other information, visit our website at www.bernstein.com and click on "Prospectuses" at the bottom of any screen. You should read the prospectus carefully before investing.

Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio's expenses to 0.45%. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lipper Intermediate Bond Composite is the equal-weighted average returns of the funds in the relevant Lipper Analytical Services category; the average fund in a category may differ in composition from the portfolio. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio:

Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio's investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio invests principally in bonds and other fixed-income securities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

The Portfolio can invest up to 25% of its assets in below-investment-grade (BB or below) bonds ("junk bonds"), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio's risks are fully discussed in its prospectus.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                           2006 Annual Report  3

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

Sanford C. Bernstein Fund II Portfolio vs. Its Benchmark and Lipper Composite

                                                     TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                                 ------------------------------------------------------------
                                                 PAST SIX     PAST 12       PAST          PAST        SINCE       INCEPTION
THROUGH SEPTEMBER 30, 2006                        MONTHS      MONTHS     FIVE YEARS     10 YEARS    INCEPTION        DATE
-----------------------------------------------------------------------------------------------------------------------------
   Intermediate Duration Institutional             3.43%       3.53%          --            --         4.98%     May 17, 2002
-----------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index            3.72        3.66         4.81%         6.42%
-----------------------------------------------------------------------------------------------------------------------------
   Intermediate Bond Lipper Composite              3.29        3.13         4.12          5.48
-----------------------------------------------------------------------------------------------------------------------------

Taxable Bond Portfolio

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

               Intermediate Duration                          Lehman Brothers
                   Institutional       Lipper Intermediate  Aggregate Bond Index
   Yr:Month      (after all costs)        Bond Composite     (before all costs)
   ---------   ---------------------   -------------------  --------------------
     02:1
        2
        3
        4
        5              $25,000              $25,000               $25,000
        6              $24,908              $25,060               $25,216
        7              $25,077              $25,215               $25,520
        8              $25,578              $25,639               $25,951
        9              $25,878              $25,975               $26,372
       10              $25,788              $25,837               $26,252
       11              $25,923              $25,897               $26,245
       12              $26,432              $26,414               $26,787
     03:1              $26,474              $26,450               $26,809
        2              $26,840              $26,813               $27,180
        3              $26,816              $26,809               $27,160
        4              $27,155              $27,077               $27,384
        5              $27,624              $27,572               $27,894
        6              $27,541              $27,538               $27,839
        7              $26,623              $26,647               $26,903
        8              $26,875              $26,811               $27,082
        9              $27,545              $27,493               $27,798
       10              $27,378              $27,276               $27,539
       11              $27,498              $27,347               $27,605
       12              $27,842              $27,607               $27,886
     04:1              $28,034              $27,811               $28,110
        2              $28,282              $28,063               $28,415
        3              $28,480              $28,261               $28,627
        4              $27,811              $27,593               $27,883
        5              $27,664              $27,459               $27,771
        6              $27,813              $27,583               $27,928
        7              $28,054              $27,825               $28,205
        8              $28,489              $28,300               $28,743
        9              $28,581              $28,375               $28,821
       10              $28,848              $28,591               $29,062
       11              $28,685              $28,416               $28,831
       12              $28,959              $28,652               $29,096
     05:1              $29,150              $28,781               $29,279
        2              $29,032              $28,652               $29,106
        3              $28,849              $28,478               $28,956
        4              $29,148              $28,804               $29,348
        5              $29,456              $29,068               $29,666
        6              $29,622              $29,220               $29,827
        7              $29,460              $28,999               $29,556
        8              $29,777              $29,325               $29,935
        9              $29,555              $29,041               $29,626
       10              $29,337              $28,814               $29,392
       11              $29,476              $28,917               $29,522
       12              $29,708              $29,153               $29,803
     06:1              $29,742              $29,173               $29,804
        2              $29,870              $29,258               $29,903
        3              $29,583              $28,995               $29,610
        4              $29,556              $28,953               $29,556
        5              $29,474              $28,912               $29,524
        6              $29,518              $28,940               $29,586
        7              $29,933              $29,304               $29,985
        8              $30,358              $29,711               $30,444
        9              $30,598              $29,950               $30,712

The chart shows the growth of $25,000 since the Portfolio's inception on May 17, 2002 through September 30, 2006. Growth for the Portfolio is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on May 31, 2002 through the close of business on September 30, 2006.

         See Historical Performance and Benchmark Disclosures on page 3.


--------------------------------------------------------------------------------
4  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Fund Expenses--September 30, 2006

Fund Expenses--As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses--The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING                ENDING           EXPENSES     ANNUALIZED
                                                     ACCOUNT VALUE          ACCOUNT VALUE      PAID DURING      EXPENSE
                                                     APRIL 1, 2006       SEPTEMBER 30, 2006       PERIOD*        RATIO*
----------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Institutional Class Shares
Actual                                                    $1,000              $1,034.60            $2.30         0.45%
Hypothetical (5% return before expenses)                  $1,000              $1,022.81            $2.28         0.45%

* Expenses are equal to each Class's annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).


--------------------------------------------------------------------------------
                                                           2006 Annual Report  5

--------------------------------------------------------------------------------
Portfolio Summary--September 30, 2006

Taxable Bond Portfolio

------------------------------------------
Intermediate Duration Institutional
------------------------------------------

                           Security Type Breakdown(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Federal Home Loan Mortgage Corp                  2.1%
Bank Loans                                       2.3%
Collateralized Mortgage Obligations              3.8%
Short-Term                                      18.1%
Asset-Backed Securities                          2.7%
Commercial Mortgage-Backed Securities            7.3%
Sovereign Debt                                  15.5%
U.S. Treasury Securities                         4.0%
Corporate Bonds                                 12.4%
Federal National Mortgage Association           30.3%
Government National Mortgage Association         1.5%

(1) All data are as of September 30, 2006. The Portfolio's security type breakdown is expressed as a percentage of the Portfolio's total investments and may vary over time.


--------------------------------------------------------------------------------
6  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Schedule of Investments

--------------------------------------------------------------------------------
                       Sanford C. Bernstein Fund II, Inc.
                             Schedule of Investments
                 Intermediate Duration Institutional Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)      U.S. $ Value
================================================================================
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-45.4%
--------------------------------------------------------------------------------
Federal Agency--Collateralized Mortgage Obligations-0.9%
Fannie Mae Grantor Trust
 Series 2004-T5 Class AB4
 5.78%, 5/28/35(a)(b)                             $      1,149      $  1,149,308
Federal Home Loan Mortgage Corp.
 Series R007 Class AC
 5.875%, 5/15/16(a)                                      5,812         5,840,096
                                                                    ------------
                                                                       6,989,404
                                                                    ------------
Mortgage Pass Thru's-39.7%
Federal Home Loan Mortgage Corp.
 4.50%, 8/01/35-1/01/36(a)                              14,284        13,354,234
Federal National Mortgage Association
 5.50%, 2/01/09-2/01/35(a)                              56,768        56,340,065
 5.00%, 4/01/19-2/01/21(a)                              21,807        21,473,098
 4.50%, 4/01/20-7/01/21(a)                              21,197        20,459,156
 4.412%, 8/01/34(a)(b)                                   3,343         3,342,817
 4.238%, 9/01/34(a)(b)                                   3,059         3,056,685
 4.132%, 10/01/34(a)(b)                                  1,626         1,617,467
 4.122%, 12/01/34(a)(b)                                  2,528         2,519,294
 4.759%, 4/01/35(a)(b)                                   1,209         1,202,691
 6.50%, 1/01/36(a)                                       2,686         2,740,936
 5.811%, 3/01/36(a)(b)                                   3,652         3,685,868
 5.498%, 5/01/36(a)(b)                                   1,018         1,020,285
 5.942%, 6/01/36(a)(b)                                   2,674         2,715,077
 4.50%, TBA(c)                                           2,150         2,074,079
 5.00%, TBA(c)                                          21,635        20,789,894
 5.50%, TBA(c)                                          79,540        78,346,900
 6.00%, TBA(c)                                          30,025        30,156,359
 6.50%, TBA(c)                                          22,165        22,566,741
Government National Mortgage Association
 6.00%, 2/15/36-4/15/36(a)                              13,556        13,722,102
                                                                    ------------
                                                                     301,183,748
                                                                    ------------
U.S. Treasury Bonds-3.6%
United States Treasury Bonds
 7.25%, 5/15/16(a)                                       6,985         8,371,634
 4.50%, 2/15/36(a)                                      19,415        18,603,511
                                                                    ------------
                                                                      26,975,145
                                                                    ------------
U.S. Treasury Note-1.2%
United States Treasury Note
 4.875%, 5/31/11(a)                                      8,785         8,885,887
                                                                    ------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $342,683,814)                                                  344,034,184
                                                                    ------------

CORPORATE DEBT OBLIGATIONS-14.8%
================================================================================
Financial Institutions-4.1%
--------------------------------------------------------------------------------
Banking-2.0%
Barclays Bank PLC
 Callable 6/15/11 @ 100.00
 8.55%, 9/29/49(a)(b)(d)                                 1,400         1,573,585
BOI Capital Funding Number 2
 Callable 2/01/16 @ 100.00
 5.571%, 2/01/49(a)(d)                                     300           289,376
Citigroup, Inc.
 Subordinated Note
 5.00%, 9/15/14(a)                                       3,671         3,576,567
Mitsubishi UFG Capital Finance 1, Ltd.
 Callable 7/25/16 @ 100.00
 6.346%, 7/29/49(a)                                        615           619,988
RBS Capital Trust III
 Callable 9/30/14 @ 100.00
 5.512%, 9/29/49(a)(b)                                   1,950         1,894,729
Resona Bank, Ltd.
 5.85%, 9/29/49(a)(d)                                      240           234,634
Resona Preferred Global Securities
 Callable 7/30/15 @ 100.00
 7.191%, 12/29/49(a)(d)                                    450           465,750
Royal Bank of Scotland Group PLC
 5.00%, 10/01/14(a)                                        145           141,272
Sanwa Bank, Ltd.
 7.40%, 6/15/11(a)                                         280           302,483
Sumitomo Mitsui Banking Corp.
 Callable 10/15/15 @ 100.00
 5.625%, 7/29/49(a)(b)(d)                                  410           399,020
The Huntington National Bank
 Senior Note
 4.375%, 1/15/10(a)                                        980           953,450
UBS Preferred Funding Trust I
 Callable 10/01/10 @ 100.00
 8.622%, 10/29/49(a)                                     1,295         1,441,117
UFJ Finance Aruba AEC
 6.75%, 7/15/13(a)                                         500           535,104
Wachovia Capital Trust III
 Callable 3/15/11 @ 100.00
 5.80%, 8/29/49(a)                                       1,230         1,233,338
Wells Fargo & Co.
 Senior Note
 4.20%, 1/15/10(a)                                         975           947,229
Zions Bancorporation
 5.50%, 11/16/15(a)                                        820           810,174
                                                                    ------------
                                                                      15,417,816
                                                                    ------------
Brokerage-0.2%
The Goldman Sachs Group, Inc.
 4.75%, 7/15/13(a)                                         670           643,378
 5.125%, 1/15/15(a)                                        800           775,598
                                                                    ------------
                                                                       1,418,976
                                                                    ------------


--------------------------------------------------------------------------------

                                                           2006 Annual Report  7

--------------------------------------------------------------------------------
Schedule of Investments (continued)

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Finance Companies-1.1%
American General Finance Corp.
 Medium-Term Note
 4.625%, 5/15/09(a)                               $      2,200      $  2,163,434
CIT Group, Inc.
 Senior Note
 7.75%, 4/02/12(a)                                       1,125         1,245,610
Countrywide Home Loans, Inc.
 Medium-Term Note, Series L
 4.00%, 3/22/11(a)                                       1,400         1,321,331
HSBC Finance Corp.
 6.50%, 11/15/08(a)                                      1,915         1,963,068
 7.00%, 5/15/12(a)                                         580           627,106
iStar Financial, Inc.
 Senior Note
 5.15%, 3/01/12(a)                                         600           585,365
                                                                    ------------
                                                                       7,905,914
                                                                    ------------
Financial--Other-0.1%
Boeing Capital Corp.
 Senior Note
 4.75%, 8/25/08(a)                                       1,075         1,067,500
                                                                    ------------
Insurance-0.7%
Assurant, Inc.
 5.625%, 2/15/14(a)                                        750           746,850
Humana, Inc.
 Senior Note
 6.30%, 8/01/18(a)                                         700           707,483
Liberty Mutual Group
 5.75%, 3/15/14(a)(d)                                      855           840,814
MetLife, Inc.
 5.00%, 11/24/13(a)                                        780           758,347
WellPoint, Inc.
 3.75%, 12/14/07(a)                                        388           380,480
Zurich Capital Trust I
 Callable 6/01/07 @104.19
 8.376%, 6/01/37(a)(d)                                   1,740         1,831,021
                                                                    ------------
                                                                       5,264,995
                                                                    ------------
                                                                      31,075,201
                                                                    ------------

================================================================================
Industrial-8.5%
--------------------------------------------------------------------------------
Basic Industry-0.8%
AK Steel Corp.
 7.875%, 2/15/09(a)                                        455           453,294
Ineos Group Holdings PLC
 Callable 2/15/11 @ 104.25
 8.50%, 2/15/16(a)(d)                                      730           695,325
International Paper Co.
 6.75%, 9/01/11(a)                                           5             5,309
 5.30%, 4/01/15(a)                                       1,040         1,005,511
Ispat Inland ULC
 Callable 4/01/09 @ 104.88
 9.75%, 4/01/14(a)                                         600           675,750
Packaging Corp. of America
 5.75%, 8/01/13(a)                                         790           775,312
Rhodia, SA
 10.25%, 6/01/10(a)                                        505           565,600
Union Carbide Corp.
 Debenture
 7.75%, 10/01/96(a)                                        735           773,251
Westvaco Corp.
 8.20%, 1/15/30(a)                                         390           438,787
Weyerhaeuser Co.
 5.95%, 11/01/08(a)                                        845           854,414
                                                                    ------------
                                                                       6,242,553
                                                                    ------------
Capital Goods-0.4%
Hutchison Whampoa International, Ltd.
 7.45%, 11/24/33(a)(d)                                   1,170         1,326,096
Textron Financial Corp.
 4.125%, 3/03/08(a)                                        945           929,020
Tyco International Group, SA
 6.00%, 11/15/13(a)                                      1,045         1,081,397
                                                                    ------------
                                                                       3,336,513
                                                                    ------------
Communications-4.7%
AT&T Broadband Corp.
 9.455%, 11/15/22(a)                                     1,020         1,319,843
AT&T Corp.
 7.30%, 11/15/11(a)                                      1,110         1,203,110
 8.00%, 11/15/31(a)                                        345           421,678
AT&T Wireless Services, Inc.
 Senior Note
 8.75%, 3/01/31(a)                                         915         1,169,736
British Sky Broadcasting Group PLC
 6.875%, 2/23/09(a)                                        455           470,141
British Telecommunications PLC
 8.375%, 12/15/10(a)                                     1,960         2,196,460
BSKYB Finance United Kingdom PLC
 5.625%, 10/15/15(a)(d)                                  1,200         1,174,417
Cablevision Systems Corp.
 8.00%, 4/15/12(a)                                         730           739,125
CenturyTel, Inc.
 Series G
 6.875%, 1/15/28(a)                                      1,125         1,083,429
Cingular Wireless LLC
 5.625%, 12/15/06(a)                                     1,250         1,250,029
Clear Channel Communications, Inc.
 5.50%, 9/15/14(a)                                       1,575         1,463,317
Comcast Corp.
 5.30%, 1/15/14(a)                                       1,040         1,012,802
Cox Enterprises, Inc.
 4.375%, 5/01/08(a)(d)                                   1,155         1,133,296
DirecTV Holdings LLC
 Callable 6/15/10 @ 103.19
 6.375%, 6/15/15(a)                                        705           662,700
Embarq Corp.
 6.738%, 6/01/13(a)                                        150           154,331
New Cingular Wireless Services, Inc.
 7.875%, 3/01/11(a)                                      2,280         2,496,812
News America Holdings, Inc.
 9.25%, 2/01/13(a)                                         890         1,052,181


--------------------------------------------------------------------------------

8  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
News America, Inc.
 6.55%, 3/15/33(a)                                $        665      $    655,111
Qwest Communications
 International, Inc.
 Callable 2/15/09 @ 103.75
 7.50%, 2/15/14(a)                                         665           666,663
Qwest Corp.
 8.875%, 3/15/12(a)(d)                                     195           212,794
R.R. Donnelley & Sons Co.
 4.95%, 4/01/14(a)                                         485           436,429
Sprint Capital Corp.
 8.375%, 3/15/12(a)                                      4,085         4,578,399
Telecom Italia Capital
 4.00%, 11/15/08-1/15/10(a)                              3,165         3,013,509
 6.375%, 11/15/33(a)                                       270           252,508
Time Warner Entertainment Co.
 Senior Debenture
 8.375%, 3/15/23(a)                                      1,735         2,003,705
Verizon Global Funding Corp.
 4.90%, 9/15/15(a)                                         890           842,237
Verizon New Jersey, Inc.
 Debenture
 5.875%, 1/17/12(a)                                      1,195         1,207,075
Vodafone Group PLC
 5.50%, 6/15/11(a)                                       1,650         1,653,978
WPP Finance Corp.
 5.875%, 6/15/14(a)                                        750           752,068
                                                                    ------------
                                                                      35,277,883
                                                                    ------------
Consumer Cyclical-0.7%
Centex Corp.
 5.45%, 8/15/12(a)                                       1,023           998,774
DaimlerChrysler North America Corp.
 4.875%, 6/15/10(a)                                        540           524,666
Ford Motor Credit Co.
 6.50%, 1/25/07(a)                                         740           739,493
 6.625%, 6/16/08(a)                                      1,040         1,024,275
MGM MIRAGE
 8.375%, 2/01/11(a)                                        655           682,870
Riviera Holdings Corp.
 Callable 11/27/06 @ 105.50
 11.00%, 6/15/10(a)                                        220           232,100
Toll Brothers Finance Corp.
 6.875%, 11/15/12(a)                                       715           723,479
                                                                    ------------
                                                                       4,925,657
                                                                    ------------
Consumer Non Cyclical-0.9%
Altria Group, Inc.
 7.75%, 1/15/27(a)                                       1,300         1,574,057
ConAgra Foods, Inc.
 7.875%, 9/15/10(a)                                        235           255,585
 6.75%, 9/15/11(a)                                         225           237,526
Fortune Brands, Inc.
 2.875%, 12/01/06(a)                                       550           547,634
Kraft Foods, Inc.
 5.25%, 10/01/13(a)                                        675           667,229
Safeway, Inc.
 4.125%, 11/01/08(a)                                       548           533,364
 6.50%, 3/01/11(a)                                         360           371,593
Tyson Foods, Inc.
 8.25%, 10/01/11(a)                                      1,285         1,381,257
Wyeth
 5.50%, 2/01/14(a)                                       1,036         1,037,962
                                                                    ------------
                                                                       6,606,207
                                                                    ------------
Energy-0.4%
Amerada Hess Corp.
 7.875%, 10/01/29(a)                                     1,225         1,447,621
Tengizchevroil Finance Co.
 6.124%, 11/15/14(a)(d)                                    405           400,950
Valero Energy Corp.
 6.875%, 4/15/12(a)                                      1,255         1,336,084
                                                                    ------------
                                                                       3,184,655
                                                                    ------------
Technology-0.5%
Cisco Systems, Inc.
 5.25%, 2/22/11(a)                                         630           632,652
International Business Machines Corp.
 Medium-Term Note
 4.375%, 6/01/09(a)                                        365           358,896
Motorola, Inc.
 7.625%, 11/15/10(a)                                       115           124,983
Oracle Corp.
 5.25%, 1/15/16(a)                                       2,885         2,839,036
                                                                    ------------
                                                                       3,955,567
                                                                    ------------
Transportation-0.1%
Hertz Corp.
 Callable 1/01/10 @ 104.44
 8.875%, 1/01/14(a)(d)                                     610           638,975
                                                                    ------------
                                                                      64,168,010
                                                                    ------------

================================================================================
Utilities-2.2%
--------------------------------------------------------------------------------
Electric-1.8%
Carolina Power & Light Co.
 6.50%, 7/15/12(a)                                       1,160         1,220,226
Consumers Energy Co.
 Series C
 4.25%, 4/15/08(a)                                         610           599,300
Duke Capital LLC
 5.50%, 3/01/14(a)                                         660           648,889
 Senior Note
 8.00%, 10/01/19(a)                                      1,110         1,289,654
Exelon Corp.
 6.75%, 5/01/11(a)                                       1,525         1,602,417
FirstEnergy Corp.
 6.45%, 11/15/11(a)                                      1,440         1,502,173
 7.375%, 11/15/31(a)                                     1,525         1,763,121
MidAmerican Energy Holdings Co.
 Senior Note
 5.875%, 10/01/12(a)                                       420           427,666


--------------------------------------------------------------------------------
                                                           2006 Annual Report  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
NiSource Finance Corp.
 7.875%, 11/15/10(a)                              $        605      $    652,626
NRG Energy, Inc.
 7.25%, 2/01/14(a)                                         115           114,138
 7.375%, 2/01/16(a)                                        615           611,156
Pacific Gas & Electric Co.
 4.80%, 3/01/14(a)                                         985           947,921
Progress Energy, Inc.
 7.10%, 3/01/11(a)                                         910           975,466
Public Service Co. of Colorado
 7.875%, 10/01/12(a)                                       420           474,234
SPI Electricity & Gas Australia
 Holdings Pty Ltd.
 6.15%, 11/15/13(a)(d)                                   1,150         1,194,600
                                                                    ------------
                                                                      14,023,587
                                                                    ------------
Natural Gas-0.4%
Duke Energy Field Services Corp.
 7.875%, 8/16/10(a)                                        370           400,479
Enterprise Products Operating LP
 Series B
 5.60%, 10/15/14(a)                                        600           587,106
Kinder Morgan Finance Corp.
 5.35%, 1/05/11(a)                                       1,166         1,134,021
The Williams Cos., Inc.
 7.875%, 9/01/21(a)                                        650           679,250
                                                                    ------------
                                                                       2,800,856
                                                                    ------------
                                                                      16,824,443
                                                                    ------------
Total Corporate Debt Obligations
(cost $112,836,431)                                                  112,067,654
                                                                    ------------

================================================================================
NON U.S. DOLLAR SOVEREIGN DEBT-14.3%
--------------------------------------------------------------------------------
Japan (Government of)
 0.70%, 6/20/10(a)                     JPY           5,056,300        42,418,729
 0.80%, 9/10/15(a)                                   1,748,700        14,524,018
Norway (Kingdom of)
 6.00%, 5/16/11(a)                     NOK              32,598         5,410,975
Poland (Government of)
 6.00%, 11/24/10(a)                    PLN              11,350         3,707,867
 6.25%, 10/24/15(a)                                     21,365         7,169,536
Sweden (Kingdom of)
 5.00%, 1/28/09(a)                     SEK              54,450         7,684,367
 5.25%, 3/15/11(a)                                     115,090        16,777,856
United Mexican States
 8.00%, 12/24/08(a)                    MXN              82,690         7,577,786
 9.00%, 12/20/12(a)                                     36,680         3,464,815
                                                                    ------------
Total Non U.S. Dollar Sovereign Debt
(cost $108,992,732)                                                  108,735,949
                                                                    ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES-8.8%
--------------------------------------------------------------------------------
Banc America Commercial Mortgage, Inc.
 Series 2001-PB1 Class A2
 5.787%, 5/11/35(a)                                      1,728         1,767,289
 Series 2004-4 Class A3
 4.128%, 7/10/42(a)                                      1,925         1,871,094
 Series 2004-6 Class A2
 4.161%, 12/10/42(a)                                     2,590         2,514,847
Bear Stearns Commercial Mortgage
 Securities, Inc.
 Series 2005-T18 Class A4
 4.933%, 2/13/42(a)                                      2,635         2,561,346
Credit Suisse Mortgage Capital
 Certificates
 Series 2006-C3 Class A3
 6.022%, 6/15/38(a)(b)                                   2,385         2,477,037
CS First Boston Mortgage
 Securities Corp.
 Series 2003-CK2 Class A2
 3.861%, 3/15/36(a)                                      1,695         1,654,337
 Series 2004-C1 Class A4
 4.75%, 1/15/37(a)                                       1,030           995,710
 Series 2005-C1 Class A4
 5.014%, 2/15/38(a)                                      2,175         2,128,549
GE Capital Commercial Mortgage Corp.
 Series 2005-C3 Class A3FX
 4.863%, 7/10/45(a)                                      2,395         2,371,361
Greenwich Capital Commercial
 Funding Corp.
 Series 2003-C1 Class A4
 4.111%, 7/05/35(a)                                      2,035         1,906,944
 Series 2003-C2 Class A3
 4.533%, 1/05/36(a)                                      1,010           983,958
 Series 2005-GG3 Class A2
 4.305%, 8/10/42(a)                                      2,645         2,577,461
GS Mortgage Securities Corp. II
 Series 2004-GG2 Class A6
 5.396%, 8/10/38(a)                                      2,015         2,024,329
JPMorgan Chase Commercial
 Mortgage Securities
 Series 2004-C1 Class A2
 4.302%, 1/15/38(a)                                        270           259,813
 Series 2005-LDP3 Class A2
 4.851%, 8/15/42(a)                                      2,085         2,058,719
 Series 2005-LDP4 Class A2
 4.79%, 10/15/42(a)                                      1,970         1,941,003
 Series 2006-CB15 Class A4
 5.814%, 6/12/43(a)                                      2,125         2,196,251
 Series 2006-CB14 Class A4
 5.481%, 12/12/44(a)                                     1,380         1,390,945
 Series 2006-CB16 Class A4
 5.552%, 5/12/45(a)                                      3,740         3,801,448
 Series 2005-LDP1 Class A4
 5.038%, 3/15/46(a)                                      2,665         2,610,581


--------------------------------------------------------------------------------
10  Sanford C. Bernstein Fund II, Inc.

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
LB-UBS Commercial Mortgage Trust
 Series 2004-C4 Class A4
 5.304%, 6/15/29(a)                               $      3,925      $  3,959,344
 Series 2004-C8 Class A2
 4.201%, 12/15/29(a)                                     2,025         1,968,228
 Series 2005-C1 Class A4
 4.742%, 2/15/30(a)                                      1,850         1,779,260
 Series 2005-C7 Class A4
 5.197%, 11/15/30(a)                                     1,965         1,916,229
 Series 2003-C3 Class A4
 4.166%, 5/15/32(a)                                      3,380         3,176,828
Merrill Lynch Mortgage Trust
 Series 2005-CKI1 Class A6
 5.417%, 11/12/37(a)(b)                                  1,730         1,724,285
 Series 2005-MKB2 Class A2
 4.806%, 9/12/42(a)                                      3,210         3,172,223
Merrill Lynch/Countrywide Commercial
 Mortgage Trust
 Series 2006-2 Class A4
 6.105%, 6/12/46(a)                                      2,095         2,193,004
Morgan Stanley Capital I
 Series 2005-T17 Class A5
 4.78%, 12/13/41(a)                                      2,960         2,851,844
 Series 2005-HQ5 Class A4
 5.168%, 1/14/42(a)                                      3,745         3,705,640
                                                                    ------------
Total Commercial Mortgage Backed Securities
(cost $66,950,566)                                                    66,539,907
                                                                    ------------

================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS-4.6%
--------------------------------------------------------------------------------
Bear Stearns Alt-A Trust
 Series 2005-10 Class 24A1
 5.957%, 1/25/36(a)(b)                                   2,698         2,724,176
 Series 2006-1 Class 22A1
 5.421%, 2/25/36(a)(b)                                   3,666         3,656,404
 Series 2006-2 Class 23A1
 5.99%, 3/25/36(a)(b)                                    2,975         3,000,658
Citigroup Mortgage Loan Trust, Inc.
 Series 2005-2 Class 1A4
 5.115%, 5/25/35(a)(b)                                   3,748         3,702,005
Countrywide Alternative Loan Trust
 Series 2005-62 Class 2A1
 5.563%, 12/25/35(a)(b)                                  2,308         2,310,183
IndyMac Index Mortgage Loan Trust
 Series 2006-AR7 Class 4A1
 6.265%, 5/25/36(a)(b)                                   2,033         2,060,859
JPMorgan Alternative Loan Trust
 Series 2006-S1 Class 3A1
 5.44%, 3/25/36(a)(b)                                    1,248         1,248,645
Merrill Lynch Mortgage Investors, Inc.
 Series 2006-A1 Class 2A1
 6.201%, 3/25/36(a)(b)                                   3,140         3,179,214
Residential Funding Mortgage
 Securities I, Inc.
 Series 2005-SA3 Class 3A
 5.243%, 8/25/35(a)(b)                                   2,455         2,432,109
Structured Adjustable Rate Mortgage
 Loan Trust
 Series 2006-3 Class 2A1
 6.013%, 4/25/36(a)(b)                                   2,608         2,632,210
Structured Asset Mortgage Investment, Inc.
 Series 2004-AR5 Class 1A1
 5.66%, 10/19/34(a)(b)                                   2,480         2,478,884
Washington Mutual, Inc.
 Series 2005-AR2 Class 2A22
 5.55%, 1/25/45(a)(b)                                      715           715,336
Wells Fargo Mortgage Backed
 Securities Trust
 Series 2006-AR11 Class A4
 5.539%, 8/25/36(a)(b)                                   4,771         4,739,083
                                                                    ------------
Total Collateralized Mortgage Obligations
(cost $34,815,279)                                                    34,879,766
                                                                    ------------

================================================================================
U.S. DOLLAR SOVEREIGN DEBT-4.2%
--------------------------------------------------------------------------------
Brazil (Republic of)
 8.25%, 1/20/34(a)                                       6,620         7,563,350
Peru (Republic of)
 7.35%, 7/21/25(a)                                       1,897         2,022,202
Russian Federation
 5.00%, 3/31/30(a)(d)                                   13,415        14,944,310
United Mexican States
 5.625%, 1/15/17(a)                                      7,640         7,536,860
                                                                    ------------
Total U.S. Dollar Sovereign Debt
(cost $31,440,302)                                                    32,066,722
                                                                    ------------

================================================================================
ASSET-BACKED SECURITIES-3.3%
--------------------------------------------------------------------------------
Asset Backed Funding Certificates
 Series 2003-WF1 Class A2
 6.074%, 12/25/32(a)(b)                                    654           655,763
Bear Stearns Asset Backed Securities, Inc.
 Series 2005-SD1 Class 1A1
 5.48%, 4/25/22(a)(b)                                      617           617,575
Capital Auto Receivables Asset Trust
 Series 2005-SN1A Class A3A
 4.10%, 6/15/08(a)                                       2,325         2,314,465
Citifinancial Mortgage Securities, Inc.
 Series 2003-1 Class AFPT
 3.36%, 1/25/33(a)                                         594           538,275
Credit-Based Asset Servicing &
 Securities Trust
 Series 2005-CB7 Class AF2
 5.146%, 11/25/35(a)(b)                                  1,490         1,479,524
DB Master Finance, LLC
 Series 2006-1 Class A2
 5.779%, 6/20/31(a)(d)                                     700           710,507
GE-WMC Mortgage Securities LLC
 Series 2005-2 Class A2B
 5.50%, 12/25/35(a)(b)                                   1,785         1,785,785


--------------------------------------------------------------------------------
                                                          2006 Annual Report  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Home Equity Mortgage Trust
 Series 2005-2 Class A1
 5.51%, 7/25/35(a)(b)                             $        336      $    335,697
 Series 2005-4 Class A3
 4.742%, 1/25/36(a)                                      1,655         1,635,405
 Series 2006-1 Class A2
 5.30%, 5/25/36(a)                                         840           838,018
Household Home Equity Loan Trust
 Series 2005-3 Class A1
 5.59%, 1/20/35(a)(b)                                    1,472         1,475,767
Master Asset Backed Securities Trust
 Series 2004-HE1 Class A1
 5.73%, 9/25/34(a)(b)                                    1,468         1,470,102
RAAC Series
 Series 2006-SP3 Class A1
 5.41%, 8/25/36(a)(b)                                    1,981         1,980,533
Residential Asset Mortgage Products, Inc.
 Series 2005-RS3 Class AIA2
 5.50%, 3/25/35(a)(b)                                    1,785         1,786,394
 Series 2005-RZ1 Class A2
 5.53%, 4/25/35(a)(b)                                    2,565         2,567,796
Residential Asset Securities Corp.
 Series 2002-KS7 Class A2
 5.70%, 11/25/32(a)(b)                                     336           336,413
Residential Funding Mortgage Securities II
 Series 2005-HI2 Class A3
 4.46%, 5/25/35(a)                                       1,100         1,084,532
Saxon Asset Securities Trust
 Series 2005-4 Class A2B
 5.51%, 11/25/37(a)(b)                                   1,825         1,826,712
Specialty Underwriting &
 Residential Finance
 Series 2006-BC1 Class A2A
 5.41%, 12/25/36(a)(b)                                   1,367         1,367,651
                                                                    ------------
Total Asset-Backed Securities
(cost $24,887,819)                                                    24,806,914
                                                                    ------------

================================================================================
BANK LOANS-2.7%
================================================================================
Financial Institutions-0.1%
--------------------------------------------------------------------------------
Finance Company-0.1%
LPL Holdings, Inc.
 7.88%-8.37%, 6/28/13                                      497           502,618
                                                                    ------------
================================================================================
Industrial-2.2%
--------------------------------------------------------------------------------
Basic Industry-0.5%
Ferro Corp.
 8.74%, 6/06/12+                                         1,000           996,800
Hexion Specialty
 7.37%-7.56%, 5/04/13                                    2,499         2,472,047
                                                                    ------------
                                                                       3,468,847
                                                                    ------------
Communications-0.9%
Cablevision Systems Corp.
 7.11%-7.26%, 3/29/13                                      746           743,116
Cebridge Connections
 6.00%, 3/31/15                                          1,263         1,198,344
Charter Communications
 8.125%, 4/28/13                                         1,000         1,003,700
Choice One Communications, Inc.
 9.50%-11.75%, 6/28/12-6/30/12                           2,000         2,016,700
Frontiervision
 9.78%, 3/31/07                                            500           494,350
Level 3 Communications
 8.40%, 12/01/11                                         1,000         1,008,100
                                                                    ------------
                                                                       6,464,310
                                                                    ------------
Consumer Cyclical-0.4%
Jean Coutu Group, Inc.
 8.00%, 7/30/11                                            745           745,502
Lear Corp.
 7.87%-7.90%, 4/25/12                                    1,500         1,464,300
Six Flags, Inc.
 7.73%-8.48%, 6/30/09                                      895           904,822
                                                                    ------------
                                                                       3,114,624
                                                                    ------------
Consumer Non Cyclical-0.1%
FHC Health Systems
 11.23%-14.40%, 6/26/08                                  1,000         1,010,000
                                                                    ------------
Energy-0.1%
CDX Gas LLC
 10.62%, 3/31/13                                         1,000         1,015,000
                                                                    ------------
Technology-0.2%
Eastman Kodak Co.
 7.64%-7.75%, 10/18/12                                     748           748,200
Sorenson Communications, Inc.
 12.39%, 2/16/14                                         1,000         1,007,500
                                                                    ------------
                                                                       1,755,700
                                                                    ------------
                                                                      16,828,481
                                                                    ------------

================================================================================
Utilities-0.4%
--------------------------------------------------------------------------------
Electric-0.3%
Plum Point
 8.75%, 9/14/14                                            669           664,194
Reliant Energy, Inc.
 7.71%,4/30/10                                           1,496         1,494,557
                                                                    ------------
                                                                       2,158,751
                                                                    ------------
Utility--Other-0.1%
Boson Generating
 8.75%, 10/11/10                                           598           605,837


--------------------------------------------------------------------------------
12  Sanford C. Bernstein Fund II, Inc.

-------------------------------------------------------------------------------

===============================================================================
                                      Principal Amount (000)       U.S. $ Value
===============================================================================
GBGH LLC
 10.94%, 8/07/13                                $       700       $     700,000
                                                                  -------------
                                                                      1,305,837
                                                                  -------------
                                                                      3,464,588
                                                                  -------------
Total Bank Loans
(cost $20,919,017)                                                   20,795,687
                                                                  -------------
===============================================================================
SHORT-TERM INVESTMENTS-21.7%
-------------------------------------------------------------------------------
U.S. Government & Government Sponsored
Agency Obligations-5.1%
Federal Home Loan Bank
 Zero coupon, 11/13/06(e)(f)                         13,000          12,921,398
Federal National Mortgage Association
 Zero coupon, 10/02/06(e)                            25,900          25,896,583
                                                                  -------------
                                                                     38,817,981
                                                                  -------------
Commercial Paper-16.5%
AIG Funding, Inc.
 5.23%, 10/12/06(e)                                  25,000          24,960,049
Citigroup Funding, Inc.
 5.25%, 10/12/06(e)                                  25,000          24,959,896
Credit Suisse First Boston New York
 5.26%, 10/12/06(e)                                  25,000          24,959,820
Deutsche Bank
 5.24%, 10/12/06(e)                                  25,000          24,959,972
Societe Generale
 5.235%, 10/12/06(e)                                 25,000          24,960,010
                                                                  -------------
                                                                    124,799,747
                                                                  -------------
Time Deposit-0.1%
State Street Euro Dollar
 4.60%, 10/02/06                                        444             444,000
                                                                  -------------
Total Short-Term Investments
(cost $164,061,728)                                                 164,061,728
                                                                  -------------
Total Investments--119.8%
(cost $907,587,688)(g)                                              907,988,511
Other assets less liabilities--(19.8)%                             (150,186,288)
                                                                  -------------
Net Assets--100%                                                  $ 757,802,223
                                                                  -------------

===============================================================================
INTEREST RATE SWAP CONTRACTS
-------------------------------------------------------------------------------

                                                                            Rate Type
                                                              --------------------------------------
                           Notional Amount    Termination      Payments made       Payments Received     Unrealized Appreciation/
Swap Counterparty               (000)             Date        by the Portfolio      by the Portfolio          (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers                24,500           10/28/07       3 month LIBOR+           4.800%                 $    101,950
Lehman Brothers                10,130           11/02/07       3 month LIBOR+           4.814%                       44,098
Lehman Brothers                16,000            1/23/08       3 month LIBOR+           4.778%                     (146,691)

+ LIBOR (London Interbank Offered Rate)

===============================================================================
FORWARD CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------

                                             Contract Amount       U.S. $ Value on          U.S. $       Unrealized Appreciation/
                                                   (000)           Origination Date      Current Value        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Purchase Contracts
Mexican Peso              Settling 10/06/06          9,473            $   862,000         $   861,381           $    (619)
Norwegian Krone           Settling 10/02/06         35,688              5,507,469           5,469,143             (38,326)
Swedish Krona             Settling 10/02/06        182,794             25,041,929          24,949,858             (92,071)

Sale Contracts
Japanese Yen              Settling 10/18/06      4,861,445             41,905,038          41,276,679             628,359
Japanese Yen              Settling 10/18/06      1,853,090             15,915,098          15,733,884             181,214
Mexican Peso              Settling 10/06/06        133,230             12,131,636          12,114,101              17,535
Norwegian Krone           Settling 10/02/06         35,688              5,666,759           5,469,143             197,616
Norwegian Krone           Settling 11/08/06         35,688              5,519,052           5,481,078              37,974
Polish Zloty              Settling 10/16/06         34,723             11,154,104          11,094,483              59,621
Polish Zloty              Settling 10/16/06          1,210                385,531             386,615              (1,084)
Swedish Krona             Settling 10/02/06         57,130              7,968,609           7,797,808             170,801
Swedish Krona             Settling 10/02/06        125,663             17,309,964          17,152,050             157,914
Swedish Krona             Settling 11/15/06        182,794             25,121,083          25,031,892              89,191


--------------------------------------------------------------------------------
                                                          2006 Annual Report  13

--------------------------------------------------------------------------------
Schedule of Investments (continued)

================================================================================
FINANCIAL FUTURES CONTRACTS
--------------------------------------------------------------------------------

                                                                                                                 Unrealized
                                        Number of       Expiration          Original           Value at         Appreciation/
Type                                    Contracts          Month              Value       September 30, 2006   (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Purchased
U.S. Treasury Notes 5 Yr Futures           142         December 2006    $   14,985,849      $    14,983,218     $     (2,631)
U.S. Treasury Notes 10 Yr Futures          31          December 2006         3,314,668            3,349,938           35,270
U.S. Treasury Bonds Futures                112         December 2006        12,400,356           12,589,500          189,144

Sold
Japan Government Bonds 10 Yr Futures       17          December 2006        19,374,588           19,399,788          (25,200)
                                                                                                                ------------
                                                                                                                $    196,583
                                                                                                                ============

--------------------------------------------------------------------------------

(a) Positions, or portion thereof, with an aggregate market value of $570,212,123 have been segregated to collateralize open forward currency exchange contracts.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c)   When-issued security.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $28,065,470 or 3.7% of net assets.

(e) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(f) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(g) At September 30, 2006, the cost basis for tax purposes was $909,152,515. Gross unrealized appreciation of investments was $5,115,504 and gross unrealized depreciation of investments was $6,279,508, resulting in net unrealized depreciation of $(1,164,004) (excluding foreign currency transactions, interest rate swaps and futures transactions).

+ As of September 30, 2006, the current interest accrual is based on a principal amount of $555,556. The remaining principal amount $444,444 has not yet been funded.

Explanation of abbreviation:

      TBA--To Be Announced.

Currency Abbreviations:

      JPY--Japanese Yen
      MXN--Mexican Peso
      NOK--Norwegian Krone
      PLN--Polish Zloty
      SEK--Swedish Krona

See notes to financial statements.


--------------------------------------------------------------------------------
14  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities--September 30, 2006

                                                                                      INTERMEDIATE DURATION
                                                                                     INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities at value                                                        $ 907,988,511
 Foreign currency at value (a)(b)                                                                120,889
 Cash in bank (b)                                                                                984,866
 Receivables:
     Interest                                                                                  6,261,610
     Investment securities sold                                                                    1,875
     Capital shares sold                                                                         126,150
     Margin due from broker on futures contracts                                                  24,775
 Appreciation of interest rate swap agreements                                                   146,048
 Appreciation of foreign currency contracts                                                    1,540,225
                                                                                           -------------
 Total assets                                                                                917,194,949
                                                                                           -------------
LIABILITIES
 Payables:
     Dividends to shareholders                                                                   948,002
     Investment securities purchased                                                         157,348,411
     Capital shares redeemed                                                                     450,000
     Deferred income on dollar rolls                                                              25,055
     Management fee                                                                              226,090
     Transfer Agent fee                                                                            5,141
     Accrued expenses                                                                            111,236
 Depreciation of interest rate swap agreement                                                    146,691
 Depreciation of foreign currency contracts                                                      132,100
                                                                                           -------------
 Total liabilities                                                                           159,392,726
                                                                                           -------------
 NET ASSETS                                                                                $ 757,802,223
                                                                                           =============
 Cost of investments                                                                       $ 907,587,688
                                                                                           =============
 SHARES OF CAPITAL STOCK OUTSTANDING                                                          50,311,379
                                                                                           =============
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                  $       15.06
                                                                                           =============
NET ASSETS CONSIST OF:
 Capital stock, at par *                                                                   $      50,311
 Additional paid-in capital                                                                  767,690,988
 Undistributed net investment income/(excess distributions)                                   (1,423,546)
 Accumulated net realized loss on investments, futures and foreign currency transactions     (10,524,097)
 Unrealized appreciation/(depreciation) of:
     Investments, futures and swaps                                                              596,763
     Foreign currency denominated assets and liabilities                                       1,411,804
                                                                                           -------------
                                                                                           $ 757,802,223
                                                                                           =============

(a)   Cost: $121,713. (Note 1)

(b) The amount of U.S. $216,889 has been segregated to collaterize margin requirement for the open futures contracts at September 30, 2006.

* The Sanford C. Bernstein Fund II, Inc. has authorized 300 million shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  15

--------------------------------------------------------------------------------
Statement of Operations--For the Year Ended September 30, 2006

                                                                      INTERMEDIATE DURATION
                                                                     INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Income:
   Interest                                                                 $ 36,440,758
                                                                            ------------
 Total income                                                                 36,440,758
                                                                            ------------
 Expenses:
     Management fee                                                            3,550,642
     Custodian fee                                                               245,690
     Transfer Agent fee                                                           23,937
     Auditing and tax fees                                                        62,480
     Legal fees                                                                   93,041
     Registration fees                                                            72,612
     Printing fees                                                                28,989
     Directors' fees and expenses                                                 28,390
     Miscellaneous                                                                32,342
                                                                            ------------
 Total expenses                                                                4,138,123
     Less: expenses waived and reimbursed by the Adviser                        (931,045)
                                                                            ------------
     Net expenses                                                              3,207,078
                                                                            ------------
 Net investment income                                                        33,233,680
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain (loss) on:
     Investment transactions                                                 (10,293,679)
     Futures transactions                                                        175,414
     Foreign currency transactions                                              (174,345)
     Swap transactions                                                          (274,380)
                                                                            ------------
 Net realized loss on investment and foreign currency transactions           (10,566,990)
                                                                            ------------
 Net increase in unrealized appreciation/(depreciation) of:
     Investments, futures and swaps                                            1,569,054
     Foreign currency denominated assets and liabilities                       1,041,009
                                                                            ------------
 Net increase in unrealized appreciation/(depreciation) of investments
 and foreign currency denominated assets and liabilities                       2,610,063
                                                                            ------------
 Net realized and unrealized loss on investment and foreign
 currency transactions                                                        (7,956,927)
                                                                            ------------
 Net increase in net assets resulting from operations                       $ 25,276,753
                                                                            ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
16  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                              ---------------------------------
                                                                    INTERMEDIATE DURATION
                                                                   INSTITUTIONAL PORTFOLIO
                                                              ---------------------------------
                                                                  YEAR                YEAR
                                                                  ENDED               ENDED
                                                                 9/30/06             9/30/05
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
     Net investment income                                    $  33,233,680       $  25,442,124
     Net realized gain (loss) on investment and
     foreign currency transactions                              (10,566,990)            537,774
     Increase (decrease) in unrealized appreciation/
     (depreciation) of investments, futures, swaps and
     foreign currency denominated assets and liabilities          2,610,063          (5,540,221)
                                                              -------------       -------------
  Net increase in net assets resulting
  from operations                                                25,276,753          20,439,677
                                                              -------------       -------------
  Dividends and distributions to shareholders:
     Dividends from net investment income                       (33,497,511)        (25,875,590)
     Distributions from net realized gain on
     investment transactions                                              0          (3,830,748)
                                                              -------------       -------------
  Total dividends and distributions
  to shareholders                                               (33,497,511)        (29,706,338)
                                                              -------------       -------------
  Capital-share transactions:
     Net proceeds from sales of shares                          289,200,582         197,365,725
     Net proceeds from sales of shares issued
     to shareholders on reinvestment of
     dividends and distributions                                  9,550,714          13,042,331
                                                              -------------       -------------
  Total proceeds from shares sold                               298,751,296         210,408,056
     Cost of shares redeemed                                   (183,643,506)       (159,474,673)
                                                              -------------       -------------
  Increase in net assets from
  capital-share transactions                                    115,107,790          50,933,383
                                                              -------------       -------------
  Net increase in net assets                                    106,887,032          41,666,722

NET ASSETS:
  Beginning of period                                           650,915,191         609,248,469
                                                              -------------       -------------
  End of period (a)                                           $ 757,802,223       $ 650,915,191
                                                              =============       =============
(a) Includes excess distributions of:                         $  (1,423,546)      $    (542,396)
                                                              =============       =============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  17

--------------------------------------------------------------------------------
Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

                                                                  ------------------------------------------------------------------

                                                                                INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

                                                                  ------------------------------------------------------------------

                                                                   YEAR           YEAR         YEAR         YEAR          PERIOD
                                                                   ENDED         ENDED         ENDED        ENDED          ENDED
                                                                  9/30/06       9/30/05       9/30/04      9/30/03       9/30/02(a)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $  15.25      $  15.48     $  15.74      $  15.44      $  15.00(b)
                                                                  --------      --------     --------      --------      --------

 Income from investment operations:

   Investment income, net+                                            0.70          0.64         0.60          0.56          0.25

   Net realized and unrealized gain (loss) on
   investment and foreign currency transactions                      (0.18)        (0.13)       (0.03)         0.41          0.44
                                                                  --------      --------     --------      --------      --------
 Total from investment operations                                     0.52          0.51         0.57          0.97          0.69
                                                                  --------      --------     --------      --------      --------

 Less distributions:

   Dividends from taxable net investment income                      (0.71)        (0.65)       (0.61)        (0.57)        (0.25)

   Dividends from net realized gain on investment transactions           0         (0.09)       (0.22)        (0.10)            0
                                                                  --------      --------     --------      --------      --------
 Total distributions                                                 (0.71)        (0.74)       (0.83)        (0.67)        (0.25)
                                                                  --------      --------     --------      --------      --------
 Net asset value, end of period                                   $  15.06      $  15.25     $  15.48      $  15.74      $  15.44
                                                                  ========      ========     ========      ========      ========
 Total return (c)                                                     3.53%         3.41%        3.76%         6.44%         4.62%

RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (000 omitted)                          $757,802      $650,915     $609,248      $464,517      $328,393

 Average net assets (000 omitted)                                 $710,128      $611,401     $535,624      $383,604      $237,462

 Ratio of expenses to average net assets                             0.45%(d)       0.45%        0.45%         0.45%         0.45%*

 Ratio of expenses to average net assets
 before reimbursement                                                0.58%(d)       0.57%        0.58%         0.64%         0.75%*

 Ratio of net investment income to average
 net assets                                                          4.68%(d)       4.16%        3.86%         3.64%         4.37%*

 Portfolio turnover rate                                               511%          619%         682%          791%          324%

*     Annualized.

+     Based on average shares outstanding.

(a)   Commenced operations on May 17, 2002.

(b) Prior to the commencement of operations, May 17, 2002, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.), redeemed 1,333 shares representing $16,666 of the Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
18  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1. Organization and Significant Accounting Policies

            Sanford C. Bernstein Fund II, Inc. (the "Fund") is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the "Portfolio") which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford
            C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

      A.    Portfolio Valuation

            Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

            In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

            Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

      B.    Foreign Currency Translation

            The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.


--------------------------------------------------------------------------------
                                                           2006 Annual Report 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

            Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

            The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

            The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

      C.    Security Transactions and Related Investment Income

            Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.

      D.    Futures Contracts

            Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral on initial margin with the broker, equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

      E.    Written Options

            When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, the Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by the Portfolio is reduced by the option premium received. For the year ended September 30, 2006, the Portfolio had no transactions in written options.

      F.    Taxes

            The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


--------------------------------------------------------------------------------
20  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      G.    Repurchase Agreements

            The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund's policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

      H.    Securities Transactions on a When-Issued or Delayed-Delivery Basis

            The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

      I.    Distribution of Income and Gains

            Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

            Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

            Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

            Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, due to foreign currency gain (loss), paydown gain (loss), and swap income (loss) is reflected as an adjustment to the components of capital as of September 30, 2006, as shown below:

                                                                                         INCREASE (DECREASE)
                                                              INCREASE (DECREASE)           TO ACCUMULATED
                                       INCREASE (DECREASE)      TO UNDISTRIBUTED       NET REALIZED GAIN (LOSS)
                                          TO ADDITIONAL          NET INVESTMENT       ON INVESTMENT AND FOREIGN
                                         PAID-IN CAPITAL         INCOME (LOSS)          CURRENCY TRANSACTIONS
            ====================================================================================================
                                            $       0            $  (617,319)               $    617,319
            ----------------------------------------------------------------------------------------------------

      J.    Securities Lending

            The Portfolio may enter into securities lending transactions. By lending its portfolio securities, the Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of the Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities.


--------------------------------------------------------------------------------
                                                           2006 Annual Report 21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

      K.    Swap Agreements

            The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

            Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

            As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

            The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

      L.    Reverse Repurchase Agreements

            Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2006, the Fund had not entered into any reverse repurchase agreements.

      M.    Mortgage-Backed Dollar Rolls

            The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase, the Portfolio is compensated by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.


--------------------------------------------------------------------------------
22  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

NOTE 2. Investment Management and Transactions with Affiliated Persons

      A.    Management Fee

            Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio's assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

            The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the year ended September 30, 2006, the aggregate amount of such fee waiver was $931,045.

      B.    Distribution Arrangements

            Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement.

            The Distributor is a wholly-owned subsidiary of the Adviser.

NOTE 3. Investment Security Transactions

      A.    Purchases and Sales

            For the period from October 1, 2005, through September 30, 2006, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                                                                                         PURCHASES             SALES
            ============================================================================================================
            Investment securities (excluding U.S. government securities)              $  464,579,817      $  280,918,922
            U.S. government securities                                                 2,394,817,794       2,360,250,319
            ------------------------------------------------------------------------------------------------------------

      B.    Distributions to Shareholders

            The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

                                                                                            2006               2005
            ============================================================================================================
            Distributions paid from:
              Ordinary income                                                         $   33,497,511      $   27,390,220
              Net long-term capital gains                                                         --           2,316,118
                                                                                      --------------      --------------
            Total distributions paid                                                  $   33,497,511      $   29,706,338
                                                                                      --------------      --------------
            ------------------------------------------------------------------------------------------------------------

            As of September 30, 2006, the components of accumulated earnings (deficits) on a tax basis were as follows:

                                                                     ACCUMULATED                              TOTAL
                                                      LONG TERM      CAPITAL AND        UNREALIZED         ACCUMULATED
                                      ORDINARY         CAPITAL       OTHER GAINS       APPRECIATION/        EARNINGS/
                                       INCOME            GAIN        (LOSSES)(a)     (DEPRECIATION)(b)     (DEFICIT)(c)
            ============================================================================================================
                                    $ 2,830,510       $       0     $(10,282,477)       $(1,533,345)       $(8,985,312)
            ------------------------------------------------------------------------------------------------------------

            (a) At September 30, 2006, the Portfolio had capital loss carryforwards of $2,287,616 of which $81,091 expires in the year 2013 and $2,206,525 expires in the year 2014. The Portfolio had deferred post-October losses of $7,994,860.

            (b) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income
                  (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

            (c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and amortization of organizational expenses.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  23

--------------------------------------------------------------------------------

NOTE 4. Risks Involved in Investing in the Portfolio

            Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

            Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 5. Risks Involved in Futures and Foreign Currency Exchange Contracts

            The Portfolio may purchase or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the Portfolio's involvement in these financial instruments. To the extent that the Fund enters into short futures, losses may be unlimited. The Portfolio participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

            The Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency exchange contract. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6. Capital-Share Transactions

            Share transactions for the period ended September 30, 2006 and the year ended September 30, 2005, were as follows:

                                                                                                YEAR           YEAR
                                                                                               ENDED           ENDED
                                                                                              9/30/06         9/30/05
            ===========================================================================================================
            Shares sold                                                                      19,294,882      12,843,724
            Shares issued to shareholders on reinvestment of dividends and distributions        637,902         846,398
            Shares redeemed                                                                 (12,295,303)    (10,364,588)
                                                                                            -----------     -----------
            Net increase in shares outstanding                                                7,637,481       3,325,534
            Shares outstanding at beginning of period                                        42,673,898      39,348,364
                                                                                            -----------     -----------
            Shares outstanding at end of period                                              50,311,379      42,673,898
                                                                                            ===========     ===========
            -----------------------------------------------------------------------------------------------------------

NOTE 7. Line of Credit

            A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2006.


--------------------------------------------------------------------------------
24  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
NOTE 8. Legal Proceedings

            As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

            On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

            (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) proportionate share of advisory fees paid by such fund during the period of such market timing;

            (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, the Portfolios did not have their fees reduced; and

            (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

            A special committee of the AllianceBernstein's Board of Directors, comprised of the members of the AllianceBernstein's Audit Committee and the other independent member of the AllianceBernstein's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

            In addition, the independent directors of the Sanford C. Bernstein Fund, Inc. have designated an independent economic consultant and independent counsel to investigate the above-mentioned matters.

            On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

            Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").


--------------------------------------------------------------------------------
                                                          2006 Annual Report  25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

            On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

            On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

            On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

            On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

            On August 30, 2005, the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

            On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

            Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York,
            (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


--------------------------------------------------------------------------------
26  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

            On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under
            Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006, the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

            It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9. Change of Independent Registered Public Accounting Firm

            On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended September 30, 2005 and the year ended September 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreement, if not solved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE 10. Recent Accounting Pronouncements

            On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

            On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  27

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm

Sanford C. Bernstein Fund II, Inc. the Board of Directors and Shareholders

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio (the "Fund"), a portfolio of Sanford C. Bernstein II, Inc. as of September 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 2005 and the financial highlights for the years or periods ended prior to October 1, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio as of September 30, 2006, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

New York, New York
November 28, 2006


--------------------------------------------------------------------------------
28  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

Tax Information (Unaudited)

98.6% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  29

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      William H. Foulk, Jr.*
      Chairman

      Marc O. Mayer
      President

      Ruth Block*

      David H. Dievler*

      John H. Dobkin*

      Michael J. Downey*

      D. James Guzy*

      Nancy P. Jacklin*

      Marshall C. Turner, Jr.*

================================================================================
OFFICERS
--------------------------------------------------------------------------------

      Philip L. Kirstein
      Senior Vice President and
      Independent Compliance Officer

      Shawn Keegan
      Vice President

      Joran Laird
      Vice President

      Alison M. Martier
      Vice President

      Jeffrey Phlegar
      Vice President

      Greg Wilensky
      Vice President

      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

      Vincent S. Noto
      Controller

      Emilie D. Wrapp
      Secretary

================================================================================
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

      KPMG LLP
      345 Park Avenue
      New York, New York 10154

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------

      Willkie Farr & Gallagher LLP
      787 Seventh Avenue
      New York, New York 10019

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

      State Street Bank and Trust Company
      One Lincoln Street
      Boston, Massachusetts 02111

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      AllianceBernstein L.P.
      1345 Avenue of the Americas
      New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


--------------------------------------------------------------------------------
30  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

================================================================================
DIRECTORS' INFORMATION
--------------------------------------------------------------------------------

                                                                                            Portfolios in
                                                                                            Complex
Name, Address, Age               Principal Occupation                                       Overseen            Other Directorships
(Year of Election*)              During Past 5 Years                                        By Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

   Marc O. Mayer,++              Executive Vice President of the Adviser since                  111             SCB Partners, Inc.;
   1345 Avenue of the            2001 and Executive Managing Director of                                        SCB, Inc.
   Americas,                     AllianceBernstein Investments, Inc. ("ABI")
   New York, NY 10105            since 2003; prior thereto he was head of
   49 (2003)                     AllianceBernstein Institutional Investments,
                                 a unit of the Adviser, from 2001-2003. Prior
                                 thereto, Chief Executive Officer of Sanford C.
                                 Bernstein & Co., LLC (institutional research and
                                 brokerage arm of Bernstein & Co. LCC) and its
                                 predecessor since prior to 2001.

DISINTERESTED DIRECTORS*

   William H. Foulk, Jr.,+       Investment Adviser and Independent Consultant.                 113             None
   P.O. Box 5060,                Formerly Senior Manager of Barrett Associates,
   Greenwich, CT 06831-0505      Inc., a registered investment adviser, with
   74 (2002)                     which he had been associated since prior to
   Chairman of the Board         2001. Formerly Deputy Comptroller and Chief
                                 Investment Officer of the State of New York and,
                                 prior thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

   Ruth Block,+**                Formerly: Executive Vice President and Chief                   100             None
   500 SE Mizner Blvd.,          Insurance Officer of the Equitable Life Assurance
   Boca Raton, FL 33432          Society of the United States; Chairman and Chief
   76 (2002)                     Executive Officer of Evlico (insurance); Director
                                 of Avon, BP (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation; Governor at Large, National
                                 Association of Securities Dealers, Inc.

   David H. Dievler,+            Independent Consultant. Until December 1994,                   112             None
   P.O. Box 167,                 Senior Vice President of AllianceBernstein
   Spring Lake, NJ 07762         Corporation ("AB Corp") (formerly Alliance
   77 (2002)                     Capital Management Corporation ("ACMC"))
                                 responsible for mutual fund administration. Prior
                                 to joining AB Corp in 1984, Chief Financial
                                 Officer of Eberstadt Asset Management since
                                 1968. Prior to that Senior Manager at Price
                                 Waterhouse & Co.; member of the American
                                 Institute of Certified Public Accountants
                                 since 1953.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  31

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc. (continued)

================================================================================
DIRECTORS' INFORMATION (continued)
--------------------------------------------------------------------------------

                                                                                       Portfolios in
                                                                                       Complex
Name, Address, Age            Principal Occupation                                     Overseen          Other Directorships
(Year of Election*)           During Past 5 Years                                      By Director       Held by Director
------------------------------------------------------------------------------------------------------------------------------------
  John H. Dobkin,+            Consultant. Formerly President of Save Venice,                111          None
  P.O. Box 12,                Inc. (preservation organization) from 2001-2002;
  Annandale, NY 12504         Senior Adviser from June 1999 to June 2000 and
  64 (2002)                   President of Historic Hudson Valley (historic
                              preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy of
                              Design and during 1988-1992, Director and Chairman
                              of the Audit Committee of AB Corp. (formerly
                              ACMC).

  Michael J. Downey,+         Consultant since 2004. Formerly managing                      111          Asia Pacific Fund, Inc.
  c/o Philip L. Kirstein      partner of Lexington Capital, LLC (investment                              and The MergerFund
  AllianceBernstein L.P.      advisory firm) from 1997 until December 2003.
  1345 Avenue of the          Prior thereto, Chairman and CEO of Prudential
  Americas,                   Mutual Fund Management (1987-1993).
  New York, NY 10105
  62 (2005)

  D. James Guzy,+             Chairman of the Board of PLX Technology                       111          Intel Corporation (semi-
  P.O. Box 128                (semi-conductors) and of SRC Computers Inc.,                               conductors); Cirrus
  Glenbrook, NV 89413         with which he has been associated since prior to                           Logic Corporation (semi-
  70 (2005)                   2001. He is also President of the Arbor Company                            conductors); and the
                              (private family investments).                                              Davis Selected Advisors
                                                                                                         Group of Mutual Funds

  Nancy P. Jacklin,+          Formerly US Executive Director of the International           111          None
  4046 Chancery Court NW      Monetary Fund (December 2002-May 2006); partner,
  Washington, DC 20007        Clifford Chance (1992-2002); Senior Counsel,
  58 (2006)                   International Banking and Finance, and Associate
                              General Counsel, Citicorp (1985-1992); Assistant
                              General Counsel (International), Federal Reserve
                              Board of Governors (1982-1985); and Attorney
                              Advisor, US Department of the Treasury (1973-1982).
                              Member of the Bar of the District of Columbia and of
                              New York; member of the Council on Foreign
                              Relations.

  Marshall C. Turner, Jr.,+   Principal of Turner Venture Associates (venture               111          The George Lucas
  220 Montgomery Street       capital and consulting) since prior to 2001. From                          Educational Foundation
  Penthouse 10                2003 until May 31, 2006, he was CEO of DuPont                              and National Datacast, Inc.
  San Francisco, CA 94104     Photomasks, Inc., Austin, Texas (semi-conductor
  65 (2005)                   manufacturing services).

 *    There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

 + Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

++ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


--------------------------------------------------------------------------------
32  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

================================================================================
OFFICERS' INFORMATION
--------------------------------------------------------------------------------

                                        Principal Position(s)                  Principal Occupation
Name, Address* and Age                  Held with Fund                         During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 49                       President and Chief                    See biography under Directors' Information
                                        Executive Officer

Philip L. Kirstein, 61                  Senior Vice President                  Senior Vice President and Independent Compliance
                                        and Independent Compliance             Officer of the AllianceBernstein Funds with which
                                        Officer                                he has been associated since October 2004. Prior
                                                                               thereto, he was Of Counsel to Kirkpatrick &
                                                                               Lockhart, LLP from October 2003 to October 2004,
                                                                               and General Counsel of Merrill Lynch Investment
                                                                               Managers, L.P. since prior to 2001 until March 2003.

Shawn Keegan, 35                        Vice President                         Vice President of the Adviser+ with which he has
                                                                               been associated since prior to 2001.

Joran Laird, 31                         Vice President                         Vice President of the Adviser+ with which he has
                                                                               been associated since prior to 2001.

Alison Martier, 49                      Vice President                         Senior Vice President of the Adviser+ with which
                                                                               she has been associated since prior to 2001.

Jeffrey S. Phlegar, 40                  Vice President                         Executive Vice President of the Adviser,+ with
                                                                               which he has been associated since prior to 2001.

Greg Wilensky, 39                       Vice President                         Vice President of the Adviser+ and Director of
                                                                               Stable Value Investments, with which he has been
                                                                               associated since prior to 2001.

Emilie D. Wrapp, 51                     Secretary                              Senior Vice President, Assistant General Counsel
                                                                               and Assistant Secretary of ABI+, with which she
                                                                               has been associated since prior to 2001.

Joseph J. Mantineo, 47                  Treasurer and Chief                    Senior Vice President of AllianceBernstein
                                        Financial Officer                      Investor Services, Inc. ("ABIS")+ with which he
                                                                               has been associated since prior to 2001.

Vincent S. Noto, 41                     Controller                             Vice President of ABIS,+ with which he has been
                                                                               associated since prior to 2001.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

+     The Adviser, ABI and ABIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  33

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

      The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and Sanford C. Bernstein Fund II, Inc.--Intermediate Duration Institutional Portfolio (the "Fund"),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

      1. Advisory fees charged to institutional and other clients of the Adviser for like services;

      2. Advisory fees charged by other mutual fund companies for like services;

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

      4. Profit margins of the Adviser and its affiliates from supplying such services;

      5.    Possible economies of scale as the Fund grows larger; and

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

      The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.(3)

                                                                         ADVISORY FEE                   NET ASSETS
                                                                         BASED ON % OF                   09/30/06
      FUND                                                         AVERAGE DAILY NET ASSETS                ($MIL)
      ==============================================================================================================
      Intermediate Duration Institutional Portfolio                50 bp on first 1 billion               $758.1
                                                                     45 bp on the balance
      --------------------------------------------------------------------------------------------------------------

      The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expense ratio to the amount set forth below for the Fund's current fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund's gross expense ratio as of the Fund's most recent semi-annual period:

                                                              EXPENSE CAP
                                                          PURSUANT TO EXPENSE      GROSS EXPENSE
      FUND                                               LIMITATION UNDERTAKING       RATIO(4)      FISCAL YEAR END
      ==============================================================================================================
      Intermediate Duration Institutional Portfolio               0.45%                 0.57%         September 30
      --------------------------------------------------------------------------------------------------------------

(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Fund do not include "Sanford C. Bernstein Fund II, Inc."

(3) The Fund was not affected by the Adviser's agreement with the NYAG since the Fund's fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of "High Income."

(4)   Annualized.


--------------------------------------------------------------------------------
34  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

      The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these costs are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

      Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(5) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

                                                       NET ASSETS    ALLIANCEBERNSTEIN ("AB")    EFFECTIVE AB
                                                        09/30/06          INSTITUTIONAL          INSTITUTIONAL        FUND
      FUND                                               ($MIL)            FEE SCHEDULE          ADVISORY FEE     ADVISORY FEE
      ============================================================================================================================
      Intermediate Duration Institutional Portfolio       $758.1      U.S. Core Plus Schedule       0.174%            0.500%
                                                                    40 bp on first $20 million
                                                                    25 bp on next $80 million
                                                                    20 bp on next $100 million
                                                                       15 bp on the balance
                                                                    Minimum account size $20 m
      ----------------------------------------------------------------------------------------------------------------------------

      The Adviser manages Sanford C. Bernstein Fund, Inc. ("SCB Fund"), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is set forth below:

      FUND                                                              SCB FUND PORTFOLIO                     FEE SCHEDULE
      ============================================================================================================================
      Intermediate Duration Institutional Portfolio               Intermediate Duration Portfolio        50 bp on first $1 billion
                                                                                                         45 bp on next $2 billion
                                                                                                         40 bp on next $2 billion
                                                                                                             35 bp thereafter
      ----------------------------------------------------------------------------------------------------------------------------

      The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

(5) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  35

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES

      Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee relative to the median of the Fund's Lipper Expense Group ("EG")(6) at the approximate current asset level of the Fund.(7)

      Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/ objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                                                                   CONTRACTUAL              LIPPER
                                                                   MANAGEMENT            EXPENSE GROUP
      FUND                                                           FEE(8)                 MEDIAN                 RANK
      ====================================================================================================================
      Intermediate Duration Institutional Portfolio                   0.500                  0.509                 8/16
      --------------------------------------------------------------------------------------------------------------------

      Lipper also analyzed the Fund's most recently completed fiscal year total expense ratio in comparison to the Fund's EG and Lipper Expense Universe ("EU"). The EU(9) is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

                                                        EXPENSE         LIPPER                      LIPPER
                                                         RATIO      EXPENSE GROUP             EXPENSE UNIVERSE
      FUND                                                (%)         MEDIAN (%)      RANK         MEDIAN (%)        RANK
      ====================================================================================================================
      Intermediate Duration Institutional Portfolio      0.450          0.623         2/16          0.654           19/126
      --------------------------------------------------------------------------------------------------------------------

      Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.(10)

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

      A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
    SERVICES.

      The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

(6) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(7) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(8) The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the contractual management fee.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) Note the Fund's total expense ratio is lower than the Fund's contractual management fee, which is the result of the Fund's expense limitation undertaking.


--------------------------------------------------------------------------------
36  Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

V. POSSIBLE ECONOMIES OF SCALE

      The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

      An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

      With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

      The information below shows the 1 and 3 year performance returns and rankings of the Fund(11) relative to the Fund's Lipper Performance Group ("PG")(12) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(13)

      INTERMEDIATE DURATION
      INSTITUTIONAL PORTFOLIO         FUND RETURN     PG MEDIAN        PU MEDIAN      PG RANK      PU RANK
      =========================================================================================================
      1 year                             (0.35)         (0.36)           (0.80)         9/16       49/183
      3 year                              2.34           2.32             2.04          8/15       50/157
      ---------------------------------------------------------------------------------------------------------

      Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold) versus its benchmark:(14)

                                                                          PERIODS ENDING JUNE 30, 2006
                                                                           ANNUALIZED PERFORMANCE (%)

      FUNDS                                                       1 YEAR         3 YEAR        SINCE INCEPTION
      =========================================================================================================
      Intermediate Duration Institutional Portfolio                (0.35)         2.34               4.38
      Lehman Brothers Aggregated Bond Index                        (0.81)         2.05               4.21
      ---------------------------------------------------------------------------------------------------------

CONCLUSION

      Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

      Dated: November 15, 2006

(11) It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(12) The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

(13) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

(14) The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.


--------------------------------------------------------------------------------
                                                          2006 Annual Report  37

                                     [LOGO]
                        SANFORD C. BERNSTEIN & CO., LLC
                     A subsidiary of AllianceBernstein L.P.

                                   Distributor

                       SANFORD C. BERNSTEIN FUND II, INC.
                1345 Avenue of the Americas, New York, NY 10105
                                 (212) 756-4097

SCB2-2038-1006

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and
(iii) tax compliance, tax advice and tax return preparation.

                                                                                      Audit-Related
                                                                       Audit Fees         Fees         Tax Fees
                                                                       ----------         ----         --------
Bernstein Intermediate Duration Institutional Portfolio      2005       $37,000           $1,480        $11,826
                                                             2006       $32,500           $    0        $ 7,650

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                                                     Total Amount of
                                                                                                    Foregoing Column
                                                                                                   Pre-approved by the
                                                                            All Fees for             Audit Committee
                                                                         Non-Audit Services       (Portion Comprised of
                                                                          Provided to the          Audit Related Fees)
                                                                       Portfolio, the Adviser     (Portion Comprised of
                                                                       and Service Affiliates           Tax Fees)
                                                                       ----------------------           ---------
Bernstein Intermediate Duration Institutional Portfolio      2005             $992,200                  [$13,306]
                                                                                                        ( $1,480)
                                                                                                        ($11,826)
                                                            *2006           $4,882,746                   [$7,650]
                                                                                                         ($  0  )
                                                                                                         ($7,650)

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.         DESCRIPTION OF EXHIBIT
      -----------         ----------------------

      12 (a) (1)          Code of Ethics that is subject to the disclosure of
                          Item 2 hereof

      12 (b) (1)          Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)          Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Sanford C. Bernstein Fund II, Inc.


By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: November 28, 2006


By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: November 28, 2006